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                                                                  EXHIBIT 10.7.2

[CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE
       BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION]

                          AMENDMENT TO THE AGREEMENT

THIS AGREEMENT is made and entered into as of the 1st day of October 1993 (the "Amendment Date")

BY AND BETWEEN

NORTHERN TELECOM LIMITED, a corporation duly Incorporated under the laws of Canada, having its executive offices at 3 Robert Speck Parkway, Mississauga, Ontario, Canada, (hereinafter called "Northern Telecom")

AND,

LV SOFTWARE, INC., a California corporation having its principal offices at Suite B-205, 1590 Oakland Road, San Jose, California, 95131, (hereinafter, called "Licensee")

WHEREAS the Parties entered into an Agreement with an Effective Date of the fourteenth day of September 1992 concerning software known as the Design For Testability tool suite (the "Agreement"); and

WHEREAS the Parties wish to amend the Agreement as provided herein:

NOW THEREFORE, in consideration of mutual promises contained herein and in the Agreement the Parties agree as follows:

1. For the purpose of this Amendment, unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Agreement. The term "License Fee" shall mean ***, after giving effect to quantity or other discounts, for the ***. The term "Net License Fee" shall mean the License Fee less taxes, tariffs or duties, interest, finance charges, insurance, shipping, and reasonable handling costs.

2.   IN ARTICLE 5 ROYALTY replace the existing paragraphs with the following:

"In partial consideration of the rights granted hereunder Licensee shall make the following royalty payments (hereinafter "Royalties") to Northern Telecom:

        (i)   ***; and

        (ii)  ***:

              a)  ***,

              b)  ***, and

              c)  ***.

Royalties shall become payable to Northern Telecom ***."

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

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IN WITNESS WHEREOF, the Parties hereto have duly executed this amending agreement.

LV SOFTWARE, INC.                  NORTHERN TELECOM LIMITED

Per: /s/ V. K. Agarwal             Per: /s/ G. C. Smyth

Name: V. K. Agarwal                Name: G. C. Smyth

Title: Chief Executive Officer     Title: Senior Vice-President

                                   Per: /s/ D. J. DeGrandis

                                   Name: D. J. DeGrandis

                                   Title: Secretary